UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2021

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K amends Item 5.02 of the Current Report on Form 8-K filed by ENGlobal Corporation (the “Company”) on March 1, 2021 (the “Original Form 8-K”) to provide compensation information that was not determined at the time of the filing of the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original Form 8-K, on February 24, 2021 the Company’s Board of Directors (the “Board”) appointed (i) Mark A. Hess, the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, as the Company’s Chief Executive Officer, (ii) Roger Westerlind, the President of the Company’s subsidiary, ENGlobal U.S., Inc., as the Company’s President, and (iii) Darren Spriggs, the Company’s Corporate Controller, as the Company’s Chief Financial Officer, each such appointment to be effective March 12, 2021. On March 9, 2021, the Compensation Committee of the Board approved a $25,000 increase in annual base salary for each of Messrs. Hess, Westerlind and Spriggs in connection with their new appointments, resulting in revised annual base salaries of $275,000, $265,000 and $175,000, respectively. The committee also granted (i) 11,312 shares of restricted stock that vest in equal annual installments over a three year period to Mr. Hess, (ii) 22,624 shares of restricted stock that vest in equal annual installments over a three year period to Mr. Westerlind and (iii) 6,787 shares of restricted stock that vest in equal annual installments over a four year period to Mr. Spriggs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

March 11, 2021	/s/ MARK A. HESS
(Date)	Mark A. Hess, Chief Financial Officer, Treasurer and Corporate Secretary